SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

                                  NESTOR, INC.
.................................................................................
               Name of the Registrant as Specified In Its Charter


.................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     1.   Title of each class of securities to which transaction applies:

         .......................................................................

     2.   Aggregate number of securities to which transaction applies:

         .......................................................................

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         .......................................................................

     4.   Proposed maximum aggregate value of transaction:

         .......................................................................

     5.   Total fee paid:

         .......................................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee  is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

         .......................................................................

     2.   Form, Schedule or Registration Statement No.:

         .......................................................................

     3.   Filing Party:

         .......................................................................

     4.   Date Filed:

         .......................................................................

                                  NESTOR, INC.
                         400 Massasoit Avenue; Suite 200
                            East Providence, RI 02914
                                 (401) 434-5522

                                                                     May 2, 2005


To Our Stockholders:

You are cordially invited to attend the annual meeting of stockholders of Nestor, Inc. (the "Company") to be held at the Squantum Association, located at 947 Veterans Memorial Parkway, East Providence, Rhode Island 02915, on June 23, 2005, at 10:00 AM, local time. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the matters to be acted upon at the annual meeting.

A proxy card is also enclosed. Whether or not you plan to attend the annual meeting, it is important that your shares be represented and voted at the annual meeting. Accordingly, after reading the enclosed proxy statement, you are urged to complete, date, sign and return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States. If you attend the annual meeting, you may then revoke your proxy by voting in person.

We look forward to greeting personally as many of our stockholders as possible at the annual meeting.

Sincerely yours,



/s/ William B. Danzell
-------------------------------------
William B. Danzell
President and Chief Executive Officer

--------------------------------------------------------------------------------
Directions to:    Squantum Association
                  947 Veterans Memorial Parkway
                  East Providence, RI  (401) 434-8377

Function Room:    Bakehouse



From Points South (New York):     Interstate 95 North
From Points North (Boston):       Interstate 95 South

Exit 20 in RI (195 East/Cape Cod)
From 195 East, take Exit 4 (Taunton/Riverside Exit in East Providence).
Bear to the right and continue 2.25 miles down Veterans Memorial Parkway.
The Squantum Association Club is located on the right hand side.
On entering the driveway, go past parking lots B and C (Bradley Hospital).
The roadway narrows and is downhill. You may park in the lot just outside the Squantum complex. The Bakehouse is the building next to the beige stucco office building.

From Points East (Cape Cod)
From 195 West, take Exit 6 (Broadway Exit in East Providence.)
Turn left onto Broadway and follow it until it ends.
Turn left onto Veterans Memorial Parkway.
The Squantum Association Club is approximately .6 of a mile (right hand side.) On entering the driveway, go past parking lots B and C (Bradley Hospital). The roadway narrows and is downhill. You may park in the lot just outside the Squantum complex. The Bakehouse is the building next to the beige stucco office building.

                                  NESTOR, INC.
                         400 Massasoit Avenue; Suite 200
                       East Providence, Rhode Island 02914
                                 (401) 434-5522

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on June 23, 2005



To the Stockholders of Nestor, Inc.:

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of Nestor, Inc., a Delaware corporation (the "Company"), will be held at the Squantum Association, located at 947 Veterans Memorial Parkway, East Providence, Rhode Island 02915, on June 23, 2005, at 10:00 a.m. local time, to act upon the following:

     1. To consider and vote upon the election of nine directors, each to hold office until the next annual meeting and until their successors are elected and qualified;

     2. To ratify the appointment of Carlin, Charron & Rosen, LLP as independent auditors for the Company for 2005;

and to transact such other business as may properly come before the meeting or any adjournments or postponements thereof. We are not aware of any items to be presented at the meeting.

Only stockholders of record as of the close of business on April 25, 2005, will be entitled to vote at the meeting.

By Order of the Board of Directors,


/s/ Benjamin M. Alexander
----------------------------------------------
Benjamin M. Alexander
Vice President, General Counsel and Secretary

East Providence, Rhode Island
May 2, 2005






IMPORTANT: THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK AND SERIES B CONVERTIBLE PREFERRED STOCK, VOTING AS A GROUP, MUST BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY IN ORDER TO HAVE A QUORUM. THEREFORE, WE URGE YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY THEN REVOKE YOUR PROXY BY VOTING IN PERSON.

              ---------------------------------------------------

                                 PROXY STATEMENT

              ---------------------------------------------------




                                  NESTOR, INC.
                         400 Massasoit Avenue; Suite 200
                       East Providence, Rhode Island 02914
                                 (401) 434-5522


              ---------------------------------------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 23, 2005

              ---------------------------------------------------



This proxy statement is being furnished to holders of shares of (i) common stock, par value $.01 per share (the "Common Stock") and (ii) the Series B Convertible Preferred Stock, par value $1.00 per share (the "Convertible Preferred Stock"), of Nestor, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the annual meeting of stockholders to be held June 23, 2005, at 10:00 a.m. local time at the Squantum Association located at 947 Veterans Memorial Parkway, East Providence, Rhode Island 02915. This proxy statement and the enclosed form of proxy are first being mailed on or about May 2, 2005 to stockholders of the Company entitled to vote.


                                     PROXIES

The shares of Common Stock and Convertible Preferred Stock represented by each properly executed and dated proxy that is not revoked as set forth below will be voted at the annual meeting in accordance with the instructions given. If no instructions are given on the proxy, the persons named herein will vote FOR each of the nominees for director and the other proposals set forth in this Notice of Annual Meeting of Stockholders. As to any other business that may properly come before the meeting, they will vote in accordance with their best judgment. The Company does not presently know of any other business.


                             REVOCABILITY OF PROXIES

A proxy executed in the form enclosed may be revoked at any time prior to its exercise by notifying in writing the Secretary of the Company of such revocation at the Company's principal executive offices, by delivering a duly executed proxy bearing a later date or by attending the annual meeting and voting in person.

                         PERSONS MAKING THE SOLICITATION


The accompanying proxy is being solicited on behalf of the Company's Board of Directors. In addition to mailing the proxy materials, solicitation may be made in person or by telephone by directors, officers or regular employees of the Company, none of whom will receive additional compensation in connection with such solicitation. The expense of the solicitation of proxies for the annual meeting will be borne by the Company. The Company will request banks, brokers and other nominees to forward proxy materials to beneficial owners of the Common Stock and Convertible Preferred Stock held by them and will reimburse such banks, brokers and other nominees for their reasonable out-of-pocket expenses in doing so.



                                VOTING SECURITIES

The Common Stock and the Convertible Preferred Stock are the only outstanding classes of securities of the Company entitled to vote at the meeting. Holders of record of the Common Stock and the Convertible Preferred Stock at the close of business on April 25, 2005, (the "Record Date") will be entitled to vote on the matters to be voted upon at the annual meeting. At the close of business on the Record Date, the Common Stock and Convertible Preferred Stock are entitled to vote as a group the equivalent of an aggregate of 18,795,790 shares of Common Stock on the basis of one vote per share of Common Stock and ten votes per share of Convertible Preferred Stock. At the close of business on the Record Date, there were 18,777,790 shares of Common Stock and 180,000 shares of Convertible Preferred Stock outstanding. At the close of business on the Record Date, Silver Star Partners I, LLC ("Silver Star") held a majority of the outstanding shares of Common Stock. See "Security Ownership of Certain Beneficial Owners and Management." Silver Star Partners I, LLC intends to vote "For" each Proposal. Accordingly, it is expected that each Proposal will be approved. Nevertheless, whether or not you plan to attend the Annual Meeting in person, please sign and promptly return the enclosed proxy card, which requires no postage if mailed in the United States.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock and Convertible Preferred Stock voting as a group will constitute a quorum for the transaction of business at the annual meeting.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 25, 2005, the beneficial ownership of shares of the Common Stock of (i) any person who is known by the Company to own more than 5% of the voting securities of the Company, (ii) the Chief Executive Officer and each of the Company's other three most highly compensated executive officers whose salary and bonus exceed $100,000 for the calendar year ended December 31, 2004, (iii) each director (including nominees), and (iv) all directors and Executive Officers of the Company as a group. No such person owns any Convertible Preferred Stock. Except as otherwise herein indicated, the Company believes, based on information furnished by such owners, that the beneficial owners of shares of the Company's Common Stock described below have sole investment voting power with respect to such shares, subject to any applicable community property laws:

Name and address                           Amount and nature of       Percent of
of beneficial owner                        beneficial ownership          class
-------------------                        --------------------       ----------

DG Capital Management, Inc.                   1,227,600 (1)                 6.5
101 Arch Street, Suite 650
Boston, MA 02110

Manu P. Daftary                               1,227,600 (1)                 6.5
c/o DG Capital Management, Inc.
101 Arch Street, Suite 650
Boston, MA 02110

Silver Star Partners I, LLC                   9,605,841 (2)                51.2
c/o William B. Danzell
Suite 300
The Professional Building
2 Corpus Christi
Hilton Head Island, SC 29938

William B. Danzell                           10,101,031 (2)(3)             53.8
Suite 300
The Professional Building
2 Corpus Christi
Hilton Head Island, SC 29938

George L. Ball
Sanders Morris & Harris Group                   123,000(4)(5)               *
600 Travis, Suite 3100
Houston, TX  77002

James S. Bennett
Mitkem Corporation                                4,200                     *
175 Metro Center Blvd.
Warwick, RI  02886

Dr. Albert H. Cox, Jr.
2002 Claudette Court                             28,000(5)                  *
Biloxi, MS 39531

Terry E. Fields
Community Loans of America                       23,000(5)                  *
8601 Dunwoody Place, Suite 406
Atlanta, GA  30350

Robert G. Flanders, Jr.
Hinckley Allen & Snyder, Esq.                         0                     *
1500 Fleet Center
Providence, RI  02828

William J. Gilbane, Jr.
Gilbane Building Company                              0                     *
7 Jackson Way
Providence, RI  02903

Name and address                           Amount and nature of       Percent of
of beneficial owner                        beneficial ownership          class
-------------------                        --------------------       ----------

David N. Jordan
c/o Silver Star Partners I, LLC                  23,365(5)                  *
Suite 300
The Professional Building
2 Corpus Christi
Hilton Head Island, SC 29938

Donald R. Sweitzer                                8,300                     *
GTECH Corporation
55 Technology Way
Greenwich, RI  02817

Nigel P. Hebborn                                260,248(6)                  1.4
400 Massasoit Avenue; Suite 200
East Providence, RI  02914

Claire M. Iacobucci                              11,850(6)                  *
400 Massasoit Avenue; Suite 200
East Providence, RI  02914

All executive officers,                      10,536,494(7)                 53.8
Directors and nominees as a group
(12 persons)

-------------------
*Less than 1%.


(1) DG Capital Management, Inc., in its capacity as an investment adviser, has the sole right to vote and dispose of the shares of the Company's Common Stock. Manu P. Daftary is the sole shareholder and President of DG Capital Management, Inc. DG Capital Management, Inc. and Mr. Daftary disclaim beneficial ownership of the Common Stock of the Company.

(2) William B. Danzell has an 8.6% ownership interest in, and is the Managing Director of, Silver Star Partners I, LLC and as such shares with Silver Star Partners I, LLC the power to vote and dispose of the shares held by it. David N. Jordan, a director of the Company, is the president of L-J Inc., which has a 21.27% ownership interest in Silver Star Partners I, LLC.

(3) This number represents (i) 9,605,841 shares of Common Stock held by Silver Star Partners I, LLC; (ii) 85,690 shares of Common Stock owned through investment management accounts that Mr. Danzell has power of attorney over;
     (iii) 8,800 shares of Common Stock held by William B. Danzell, having the sole power to vote and dispose of such shares and (iv) 400,700 shares of Common Stock, which Mr. Danzell may each acquire upon the exercise of options.

(4) Includes 100,000 shares of Common Stock, which are owned by a limited liability company of which Mr. Ball's wife is a member, beneficial ownership of which Mr. Ball disclaims, except to the extent of his wife's pecuniary interest therein.

(5) Includes 23,000 shares of Common Stock, which Messrs. Ball, Cox, Fields, and Jordan may each acquire on upon the exercise of options.

(6) Includes 259,548, and 11,850 shares of Common Stock, respectively, which Mr.. Hebborn, and Ms. Iacobucci may acquire upon the exercise of options. Mr. Hebborn is, and Ms. Iacobucci was, a corporate officer of the Company and of the Company's subsidiary.

(7) This number includes: (i) 817,598 vested options owned or controlled by officers and directors of the Company and (ii) all other shares beneficially owned by the current directors and executive officers of the Company.

               SUMMARY OF PROPOSALS TO BE VOTED ON AT THE MEETING

PROPOSAL 1.  ELECTION OF DIRECTORS

The following persons have consented to be nominated and, if elected, to serve as directors of the Company: GEORGE L. BALL, JAMES S. BENNETT, ALBERT H. COX, JR., WILLIAM B. DANZELL, TERRY E. FIELDS, ROBERT G. FLANDERS, JR., WILLIAM J. GILBANE, JR., DAVID N. JORDAN, AND DONALD R. SWEITZER.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES.


PROPOSAL 2. RATIFICATION OF THE APPOINTMENT OF CARLIN, CHARRON & ROSEN, LLP as independent auditors of the Company for 2005

Carlin, Charron & Rosen, LLP, independent certified public accountants, have been the auditors for the Company since 2002. The Audit Committee has selected Carlin, Charron & Rosen, LLP to continue as the Company's independent auditors for 2005, and requests that the stockholders ratify such appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CARLIN, CHARRON & ROSEN, LLP.


                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

At the annual meeting, nine directors will be elected to hold office until their successors have been duly elected and qualified as provided in the Company's Certificate of Incorporation and By-Laws. Pursuant to the By-Laws of the Company, as amended on May 19, 2004, the Board of Directors by resolution set the number of directors of the Company at nine, effective with the 2004 annual meeting of stockholders. The following persons have consented to be nominated and, if elected, to serve as directors of the Company: GEORGE L. BALL, JAMES S. BENNETT, ALBERT H. COX, JR., WILLIAM B. DANZELL, TERRY E. FIELDS, ROBERT G. FLANDERS, JR., WILLIAM J. GILBANE, JR., DAVID N. JORDAN, AND DONALD R. SWEITZER. None of the nominees is related by blood, marriage or adoption to any other director, executive officer or nominee.

DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth information, regarding the directors, nominees and executive officers of the Company:

                                                        Director/            Capacities
                                                         Officer              in which
          Name                         Age                Since                Served
          ----                         ---              --------              ---------

George L. Ball                         66                 2003           Director*

James S. Bennett                       47                 2004           Director*

Albert H. Cox, Jr.                     72                 2003           Director*

William B. Danzell                     50                 2003           Director*, President and
                                                                         Chief Executive Officer

Terry E. Fields                        57                 2003           Director*

Robert G. Flanders, Jr.                55                 2004           Director*



                                       5

                                                        Director/            Capacities
                                                         Officer              in which
          Name                         Age                Since                Served
          ----                         ---              --------              ---------

William J. Gilbane, Jr.                58                 2004           Director*

David N. Jordan                        61                 2003           Director*

Donald R. Sweitzer                     57                 2004           Director*

Nigel P. Hebborn                       46                 1996           Executive Vice President of Nestor, Inc.
                                                                         and CEO of Nestor Traffic Systems, Inc.

Tadas (Todd) A. Eikinas                38                 2005           Chief Operating Officer

Harold A. Joannidi                     53                 2005           Chief Financial Officer

Benjamin M. Alexander                  45                 2003           Vice President, General Counsel
                                                                         and Secretary
-----------------------------------------------
*Nominee

Directors of the Company

GEORGE L. BALL is the Chairman of Sanders Morris Harris Group, the largest investment banking firm headquartered in the Southwest. Mr. Ball was appointed to the board of directors at the time of the merger between Harris Webb & Garrison and Sanders Morris Mundy. Prior to the merger, he served as Chairman of the Board and a director of Sanders Morris Mundy Inc. Since the merger, Mr. Ball has served as Chairman of the Board and a director of Sanders Morris Harris and as a director of Pinnacle Management & Trust Co. and SMH Capital. From September 1992 to January 1994, Mr. Ball was Senior Executive Vice President of Smith Barney Shearson Inc. From September 1991 to September 1992, he was a consultant to J. & W. Seligman & Co. Incorporated. In 1982, Mr. Ball was elected President and Chief Executive Officer of Prudential-Bache Securities, Inc. and in 1986 was elected Chairman of the Board, serving in those positions until his resignation in 1991. He also served as a member of the Executive Office of Prudential Insurance Company of America from 1982 to 1991. Before joining Prudential, Mr. Ball served as President of E.F. Hutton Group, Inc. Mr. Ball is a former governor of the American Stock Exchange and the Chicago Board Options Exchange, and served on the Executive Committee of the Securities Industries Association. He is a graduate and former trustee of Brown University and currently serves on the boards of national nonprofit institutions.

JAMES S. BENNETT is an owner and Vice Chairman of the Board of Directors of Mitkem Corporation, which he founded in 1994. Previously, Mr. Bennett held top management positions in two other environmental laboratories, Coast to Coast Analytical and Ceimic Corporation, where his responsibilities included supervision of technical sales, budget and financial review and management and establishment of new offices and markets. Prior to entering the environmental business, Mr. Bennett was involved in securities trading, holding positions at Albert, Bennett & Company, Inc., Prudential-Bache Securities and Kidder, Peabody & Co., Inc. and played professional sports with the Atlanta Flames Hockey Club, Inc. organization. Mr. Bennett is a graduate of Brown University.

ALBERT H. COX, JR. is a private investor and economic consultant. From 1970 until 1985 he was an executive with Merrill Lynch & Co. in New York. During that period, he served as Chief Economist, President of Merrill Lynch Economics (consultants to over 150 major corporations) and Executive Vice President and Board member of Lionel D. Edie & Co. (investment counsel subsidiary of Merrill Lynch). From 1985-91, he was a Board member and Senior Economic Adviser with BIL Management and its successor Trainer, Wortham & Co. in New York, subsidiaries of the Bank in Liechtenstein. From 1994-97 he was a Board member of Siebels Bruce insurance group (Columbia, S.C.). Earlier in his career, Dr. Cox served in Washington as Special Assistant to the Chairman of President Nixon's Council of

Economic Advisers. In 1980, he was a member of President-elect Reagan's Inflation Policy Task Force. Dr. Cox holds a Ph.D. in Finance and Economics from the University of Michigan and an M.B.A. in Finance from the University of Texas.

WILLIAM B. DANZELL is the Chief Executive Officer and President of Nestor, Inc. Mr. Danzell serves as Nestor Traffic Systems, Inc.'s Chairman of the Board of Directors. Mr. Danzell also holds the position of President of Danzell
Investment Management, Ltd., a private investment management and consulting company to restructuring corporations and is Managing Director of Silver Star Partners I, LLC. He was employed by Prudential Securities, Inc. from 1983 to 1995 and held the position of Senior Vice President-Portfolio Manager. He began his career in the financial industry in 1981 with Merrill Lynch. Mr. Danzell received his Economics degree from Colgate University (Hamilton, NY) in 1977

TERRY E. FIELDS is the Chief Financial Officer of Community Loans of America Inc., a national consumer finance company in Atlanta, Georgia. From 1993 to 1995, Mr. Fields was the Chief Financial Officer and a Director of Seibels Bruce Group, Inc., an insurance holding company, in Columbia, South Carolina. Prior to that, he was the Chief Financial Officer of 1st Franklin Financial Corporation, a Georgia based consumer finance company, for 12 years. Mr. Fields, a graduate of Indiana University, is a CPA and is a member of the American Institute of CPAs, the Georgia Society of CPAs and the Financial Executives Institute.

ROBERT G. FLANDERS, JR. is a partner in the law firm of Hinckley, Allen & Snyder LLP and a Distinguished Visiting Professor of Law at the Roger Williams University Law School, where he teaches constitutional law. Formerly, he was an Associate Justice of the Supreme Court of Rhode Island, an office he held from 1996 to 2004. Prior to his appointment to the bench, he was a founder of the law firm of Flanders + Medeiros. Justice Flanders was also a partner at the law firm of Edwards & Angell, LLP, where he served as Chairman of the firm's Litigation Department and he began his legal career at the firm of Paul, Weiss, Rifkin, Wharton & Garrison. He has also served as assistant executive counsel to the Governor of Rhode Island, town solicitor of Glocester, Rhode Island, and general counsel to the Rhode Island Solid Waste Management Corporation. He ran for and was elected to the Town Council of Barrington, Rhode Island, on which he served two terms. Justice Flanders is a magna cum laude graduate of Brown University, where he was elected to Phi Beta Kappa, and he received his Juris Doctor from Harvard University Law School.

WILLIAM J. GILBANE, JR. is the president and chief operating officer of Gilbane Building Company, a position he has held since January 2004. From 2001 to 2003, Mr. Gilbane served as executive vice president of the company. Previously, Mr. Gilbane served as senior vice president of the company's New England Region for 18 years where he was responsible for 400 employees and approximately $500 million of annual construction work and also established five new district offices. He joined the company in 1970. Mr. Gilbane graduated from Brown University with a Bachelor of Science degree in political science.

DAVID N. JORDAN is President of L-J Inc., a general contracting firm headquartered in Columbia, South Carolina. Mr. Jordan began working for L-J Inc. in 1966 as a Field Supervisor and became President of the company in 1973. Mr. Jordan holds a B.S. degree in Marketing from the University of South Carolina.

DONALD R. SWEITZER is Senior Vice President of Global Business Development and Public Affairs of GTECH Holdings Corporation and Chairman of GTECH's Government Affairs Committee. He is the former president of the Dorset Resource & Strategy Group, a public affairs company in Washington, D.C. He also served as the president and managing partner of Politics, Inc., a Kamber Company. He was the political director of the Democratic National Committee (DNC) in the first two years of the Clinton Administration, and from 1985-1989, he served as the finance director of the DNC. Prior to joining GTECH, Mr. Sweitzer was a frequent political commentator on CNN's Crossfire and other nationally syndicated programs and has lectured on politics and political campaigns at the John F. Kennedy School of Government at Harvard University; Northwestern University in Chicago; Kent State University in Ohio; and the American University in Washington.

NIGEL P. HEBBORN, Executive Vice President of Nestor, Inc. and President and Chief Executive Officer of Nestor Traffic Systems, Inc., joined the Company in October 1996. He is responsible for the Company's corporate development activities, including working with the Company's management in the development and roll-out of commercial applications. He was most recently President of Wolffish Consulting Services, Inc., a consulting and background reporting firm. Prior to forming Wolffish Consulting Services, Inc., Mr. Hebborn served as Vice

President Finance of Nova American Group, Inc., in Buffalo, New York and as President of various subsidiaries of this insurance and banking holding company. Earlier in his career, Mr. Hebborn, a CPA, was employed by Price Waterhouse.

TADAS (TODD) A. EIKINAS, Chief Operating Officer of Nestor, Inc., joined the Company in September 2004 as National Program Manager and was promoted to his current position in March 2005. Mr. Eikinas has 15 years of experience in building, implementing and supporting large-scale systems integration projects with a strong emphasis on managing the installation and operation of Automated Photo Enforcement programs. Mr. Eikinas came to Nestor from Peek Traffic, Inc., where he served as Director of their Automated Enforcement Program and IT since 2001. He was the technical manager of Americas Technology Operations at Arthur Andersen, LLP in 2001. He was the Manager of Information Systems at Kforce.com in 2000, Assistant Vice President of Open System at Citizens Bank in 1999 and Assistant Vice President and Manager of Technical Operations at State Street Corporation, Financial Markets Group in 1997. Mr. Eikinas holds a Bachelor of Science degree in Electrical Engineering Technology from Northeastern University.

HAROLD A. JOANNIDI, Chief Financial Officer of Nestor, Inc., joined the Company in April 2005. He is responsible for the Company's financial activities. Starting in 1999, Mr. Joannidi was a finance and strategic advisor to technology and other industry companies. Prior to being an advisor, Mr. Joannidi served as Vice President, Corporate Controller and Secretary at EcoScience Corporation. Prior to joining EcoScience, Mr. Joannidi operated a manufacturing company, and held financial management positions at Tel Plus International, Inc./Siemens AG, Johnson Matthey Jewelry Corporation and Refinement International Company. Mr. Joannidi attained Certified Public Accountant designation while employed at the public accounting firm of PricewaterhouseCoopers. He attended Tufts University and Northeastern University, receiving a Bachelor of Science degree in Accounting and Economics from Northeastern University.

BENJAMIN M. ALEXANDER, a lawyer since 1992, is Vice President, General Counsel and Secretary of Nestor, Inc. Before joining Nestor in March 2005, Mr. Alexander was of counsel to Partridge Snow & Hahn, practicing in all areas of business law including securities law, mergers and acquisitions, and general corporate counseling. Mr. Alexander was at Partridge Snow & Hahn from 2002 until joining Nestor, and he was a partner at Hale and Dorr LLP from 1999 until 2002. Before entering the legal profession, he worked as a systems engineer, specializing in digital circuit design, programming and systems integration. Mr. Alexander is a graduate of the University of Pennsylvania Law School and Marymount University.

VOTE REQUIRED

The affirmative vote of stockholders holding a majority of the issued and outstanding shares of Nestor entitled to vote at the annual meeting is required to elect the nine members of Nestor's Board of Directors.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES.



                                   PROPOSAL 2:
 RATIFICATION OF THE APPOINTMENT OF CARLIN, CHARRON & ROSEN, LLP as independent auditors of the Company for 2005

Carlin, Charron & Rosen, LLP, independent certified public accountants, have been the auditors for the Company since 2002. The Audit Committee has selected Carlin, Charron & Rosen, LLP to continue as the Company's independent auditors for 2005. The Board requests that the stockholders ratify such appointment. If the stockholders do not ratify the appointment of Carlin, Charron & Rosen, LLP, the Audit Committee will make another appointment as effective for the subsequent fiscal year. Even if the selection is ratified, the Audit Committee, in its discretion, may select a new independent auditor at anytime is believes such change would be in the best interests of the Company and its stockholders.

Representatives of Carlin, Charron & Rosen, LLP are expected to attend the Annual Meeting with the opportunity to make a statement if they so desire, and they will be available to respond to appropriate questions.

VOTE REQUIRED

The affirmative vote of stockholders holding a majority of the issued and outstanding shares of Nestor entitled to vote at the annual meeting is required for the approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CARLIN, CHARRON & ROSEN, LLP.

                                  OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented at the annual meeting. However, if any other matter should properly come before the annual meeting, the persons entitled to vote on that matter would be given the opportunity to do so.


                              CORPORATE GOVERNANCE

BOARD GOVERNANCE

The Board of Directors reviewed, revised and adopted written charters for its Audit and Compensation Committees. The Company and its Board continue to be committed to the highest standards of corporate governance and ethics. In 2004 the Board also adopted, based on the recommendation of the Audit Committee, Nestor's Code of Ethics that applies to all employees, including but not limited to, its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of Nestor's code of ethics and the Compensation and Audit Committee charters are available without charge by writing to: Nestor, Inc., 400 Massasoit Avenue, Suite 200, East Providence, Rhode Island 02914-2020, Attention: Nigel P. Hebborn.

INDEPENDENT DIRECTORS

The Board has determined that among the current directors of the Company,  James
S. Bennett, Albert H. Cox, Jr., Terry E. Fields, Robert G. Flanders, Jr., William J. Gilbane, Jr., and Donald R. Sweitzer are "independent" of Nestor's management under the National Association of Securities Dealers, Inc.'s Marketplace Rule 4200(a)(15). Certain relationships and related transactions with other directors are discussed below.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

William B. Danzell is the Chief Executive Officer of Nestor, Inc., the President of Danzell Investment Management, Ltd. and the Managing Director of Silver Star Partners I, LLC, which owns a majority of Nestor's outstanding common stock. David N. Jordan is an affiliate of Silver Star Partners I, LLC.

Benjamin Alexander, Vice President, General Counsel and Secretary of the Company, was of counsel to the law firm Partridge, Snow and Hahn LLP, which the Company uses for legal services, until February 2005.

George L. Ball, a director of the Company, is Chairman of the Board of Sanders Morris Harris and its parent corporation, Sanders Morris Harris Group. Sanders Morris Harris served as a placement agent in connection with the private placement of common stock of the Company in December 2003 and January 2004 and the private placement of the Convertible Note of the Company in November 2004.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Any stockholder who desires to communicate with the Board, independent directors or non-management directors as a group, or any individual director may send a letter addressed to the same, c/o Corporate Secretary, Nestor, Inc., 400

Massasoit  Avenue,  Suite 200, East  Providence,  Rhode Island  02914-2020.  The
Corporate   Secretary  has  been   instructed  by  the  Board  to  forward  such
communications directly to the addressee(s).

COMPENSATION AND MEETINGS OF THE BOARD OF DIRECTORS

The Company's Board of Directors held five meetings in 2004. The Company does not pay directors who are also Company employees any additional compensation for their service as a director. The Company does pay its non-employee directors for their service as directors. The Company's non-employee directors receive cash compensation of $2,500 per Board meeting, $500 per Committee meeting attended in conjunction with a Board meeting (chair), $250 per Committee meeting attended in conjunction with a Board meeting (member), $1,000 per Committee meeting attended not in conjunction with a Board meeting (chair), $500 per Committee meeting attended not in conjunction with a Board meeting (member) and $500 per telephonic special Board meeting. In addition, 20,000 stock options were granted to each non-employee director on June 24, 2004 for service during the 2004-2005 term, which options will vest on at the end of the 2004-2005 term and expire 90 days after the end of the term. The exercise price of options granted was $3.85, the closing price of Nestor common stock as reported on the OTCBB Quotation System on the date of grant.

The Company has no policy with respect to director's attendance at the annual meeting of stockholders except that a meeting of the Board is scheduled following the annual meeting. At last year's annual meeting of stockholders, all nine directors attended.

AUDIT COMMITTEE

The Company has an audit committee comprising the following directors: Terry E. Fields, Albert H. Cox, Jr. and James S. Bennett. The Board of Directors determined that the Chairman of the Audit Committee, Terry E. Fields, qualifies as an "audit committee financial expert." The Audit Committee operates under a written charter adopted by the Board of Directors on December 17, 2003, as amended on April 8, 2004. The Board of Directors has determined that each member of the Audit Committee qualifies as independent director, as required by the Audit Committee Charter. In making this determination, the Board of Directors applies the independence criteria of the Marketplace Rules of the NASDAQ Stock Market, Inc. and the Securities and Exchange Act. The Audit Committee met three times during the Company's last fiscal year.

The Audit Committee is responsible, among other things, for assisting the Board with oversight of the Company's accounting and financial reporting processes and audits of its financial statements, including the integrity of the financial statements, compliance with legal and regulatory requirements, the independence and qualifications of the Company's auditor firm. The Committee is directly responsible for the appointment, compensation, terms of engagement and oversight of the work of the audit firm.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors reports to the Board and is comprised of the following three Directors: Mr. Terry E. Fields, Dr. Albert H. Cox, Jr. and Mr. James S. Bennett. The Audit Committee operates under a written charter adopted by the Board of Directors on December 17, 2003, as amended on April 8, 2004. The Board of Directors has determined that each member of the Audit Committee qualifies as independent director, as required by the Audit Committee Charter. In making this determination, the Board of Directors applies the independence criteria of the Marketplace Rules of the NASDAQ Stock market, Inc. and the Securities and Exchange Act.

Management is responsible for the financial reporting process, including the Company's system of internal controls. The independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States of America and for expressing an opinion as to whether those audited financial statements fairly present the consolidated financial position, results of operations, and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America. The Audit Committee's responsibility is to monitor and oversee these processes and to recommend to the Board of Directors the appointment of the independent accountants.

In fulfilling these responsibilities, the Audit Committee met with the Company's independent accountants, with and without management present, to review and discuss the overall scope, plans and results of their examinations, their evaluation of the Company's internal controls, the overall quality of the Company's financial reporting and the audited consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004. These reviews included discussions with the independent accountants required pursuant to Statement on Auditing Standards No. 61, as amended, "Communications with Audit Committees". The Audit Committee has discussed with the independent accountants matters relating to their independence and has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.

The Audit Committee met with management to review and discuss the audited consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005. Management has represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission. The Audit Committee has also recommended to the Board of Directors, subject to shareholder approval, the appointment of Carlin, Charron & Rosen, LLP as the Company's independent accountants.

Submitted by the Audit Committee:
Terry E. Fields (Chairman)
Albert H. Cox, Jr.
James S. Bennett

Independent Auditor Fees for 2004 and 2003

This table shows the aggregate fees billed to the Company for the fiscal years ended December 31, 2004 and December 31, 2003 by Carlin, Charron & Rosen, LLP ("CCR").

                                               2004                2003
                                               ----                ----
         Audit Fees (1):                  $  109,697          $   85,990
         Audit-Related Fees:                     ---                 ---
         Tax Fees (2):                        15,000               9,500
         All Other Fees:                         ---                 ---

---------------------

(1) These fees are for the audit of our financial statements for 2004 and 2003, respectively, for quarterly reviews, registration statements and accounting consultations related to the audited financial statements

(2)  Tax fees consisted of tax compliance paid to CCR in 2004 and 2003.


Pre-Approval of Audit and Non-Audit Services

All of the fees for 2004 and 2003 shown above were pre-approved by the Audit Committee. The Audit Committee pre-approves all audit and other permitted non-audit services provided by our independent auditors. Pre-approval is generally provided for up to one year, is detailed as to the particular category of services and is subject to a monetary limit. Our independent auditors and senior management periodically report to the Audit Committee the extent of services provided by the independent auditors in accordance with the pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

COMPENSATION COMMITTEE, INTERLOCKS AND INSIDER PARTICIPATION

The Company also has a Compensation Committee comprising the following directors: Robert G. Flanders, Jr., William J. Gilbane, and Donald R. Sweitzer. None of these directors had any contractual or other relationships with the Company during the fiscal year ended December 31, 2004 except as directors. No interlocking relationship exists between any member of the Compensation
Committee and any member of any other Company's Board of Directors or compensation committee. The Committee meets periodically to review and consider compensation matters relating to employees of the Company. The Committee met four times in 2004.

COMPENSATION COMMITTEEE REPORT ON EXECUTIVE COMPENSATION

OVERALL POLICY. The Company's executive compensation program is designed to be closely linked to corporate performance and returns to stockholders. To this end, the Company has developed a compensation strategy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified performance goals. The overall objectives of this strategy are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in the Company's business strategy and to provide a compensation package that recognizes individual contributions as well as overall business results.

The Compensation Committee determines the compensation of the Company's chief executive officer and sets the policies for and recommends and reviews the compensation awarded to other executive officers.

The key elements of the Company's executive compensation program consist of base salary, annual bonus and stock awards. The Compensation Committee's policies with respect to each of these elements are discussed below. Although the elements of compensation described below are considered separately, the Compensation Committee generally takes into account the full compensation package afforded to the executive.

BASE SALARIES. The base salary for an executive officer is initially determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other companies.

Annual salary adjustments are exclusive of those which have been determined pursuant to employment agreements, if any, and are determined by (i) evaluating the Company's performance and (ii) the performance of each executive, including any new responsibilities assumed by such person. In evaluating the Company's performance, the Compensation Committee, where appropriate, also considers non-financial indicia, including, but not limited to, increased market share, efficiency gains, improvements in quality and improvements in relations with customers, suppliers and employees.

ANNUAL BONUSES. No annual bonuses were paid to executives in the past three fiscal years. In 2003, the Company paid a 2% bonus to all employees in connection with achievement of its first quarter performance target and also paid a $500 holiday bonus to all employees.

STOCK AWARDS. Stock awards are recommended by management and approved by the Board. Executive stock awards are recommended and approved by the Compensation Committee.

CEO COMPENSATION. Mr. Danzell, the Company's CEO, is eligible to participate in the same executive compensation plans available to the Company's other executive officers. In October 2004, Mr. Danzell's salary level and bonus opportunity were reviewed and a decision was made by the Committee to enter into an employment agreement with him providing for an annual base salary of not less than $250,000, a discretionary bonus for 2004 to be determined by the Committee at the end of 2004, and the setting of targets for annual bonuses at the start of succeeding years. The Committee determined to not pay Mr. Danzell a bonus for 2004. Mr. Danzell's employment agreement also provided for the grant of two options to purchase 500,000 shares of the Company's common stock to Mr. Danzell at an option exercise price of $4.95 per share. See "EXECUTIVE COMPENSATION -- Employment Agreements." The Committee believes that Mr. Danzell's 2004 total compensation was competitive, fair, and reflective of the Company's executive compensation philosophy.

CONCLUSION. As is indicated by the programs described above, a portion of the Company's executive compensation is linked directly to individual and corporate performance. The Compensation Committee intends to continue its practice of linking executive compensation to corporate performance and stockholders returns, recognizing that the cyclical nature of the Company's business may, from time to time, result in temporary imbalances among the three components of compensation over a particular period.


THE COMPENSATION COMMITTEE:
Robert G. Flanders, Jr. (Chair)
William J. Gilbane
Donald R. Sweitzer


NOMINATING COMMITTEE

The Board of Directors does not have a separate nominating committee. The Board of Directors, as a whole, identifies, evaluates and nominates director candidates for election at the company's annual meeting of stockholders or to fill vacancies on the board of directors. The process followed by the Board in fulfilling those responsibilities includes recommendations by board members and requests recommendations from others, meeting to discuss and evaluate biographical information, experience and other background material relating to potential candidates and interviews of selected candidates. The Board does not have a written charter governing its nomination process. As discussed above, six of the members of the Board, James S. Bennett, Albert H. Cox, Jr., Terry E. Fields, Robert G. Flanders, Jr., William J. Gilbane, and Donald R. Sweitzer, are "independent" of the Company's management under the National Association of Securities Dealers, Inc.'s Marketplace Rule 4200(a)(15), and the other three members of the Board are not.

In considering candidates, the Board assesses, in its judgment, the relevant qualities possessed by the candidate, which include integrity; business acumen, experience and judgment; knowledge of the company's business and industry; ability to understand the interests of various constituencies of the company and to act in the interests of all stockholders; potential conflicts of interest; and contribution to diversity on the board of directors. The Board believes that the backgrounds and qualifications of the company's directors, considered as a group, should provide a significant breadth of experience, knowledge and abilities that assist the board of directors in fulfilling its responsibilities.

The Board will consider candidates recommended by individual stockholders, if their names and credentials are provided to the Board on a timely basis for consideration prior to the annual meeting. Stockholders who wish to recommend an individual to the Board for consideration as a potential candidate for director should submit the name, together with appropriate supporting documentation, to the Board at the following address: Board of Directors, c/o Corporate Secretary, Nestor, Inc, 400 Massasoit Avenue, Suite 200, East Providence, RI 02914. A submission will be considered timely if it is made during the timeframes disclosed in this proxy statement under "Stockholder Proposals." The submission must be accompanied by a statement as to whether the stockholder or group of stockholders making the recommendation has owned more than 5% of the company's common stock for at least a year prior to the date the recommendation is made. Submissions meeting these requirements will be considered by the Board using the same process and applying substantially the same criteria as followed for candidates submitted by others. If the Board determines to nominate and recommend for election a stockholder-recommended candidate, then the candidate's name will be included in the company's proxy card for the next annual meeting of stockholders.

                             EXECUTIVE COMPENSATION

               Summary Compensation Table

The following table sets forth information for the calendar years ended December 31, 2004, 2003 and 2002 compensation paid by the Company to the chief executive officer and to each of the officers of the Company whose total annual salary and bonus exceed $100,000. All options are reported on a post-split basis.


                                                                                             Long-Term Compensation Awards
                                                                                           ----------------------------------
                                                                      Other         Restricted
                             Calendar     Salary      Bonus           Annual          Stock        Options/                All Other
Name and Principal Position    Year         ($)         ($)       Compensation(1)     Awards         SARs       Payouts     Comp ($)
---------------------------    ----       ------      -----       --------------    ---------      --------     -------    ---------


William B. Danzell              2004      272,500         0            235             0         1,002,100        0               0
President and CEO
Compensation began 4/1/03       2003      177,083       500            115             0                 0        0               0

                                2002         -            -              -             -                 -        -               -


Nigel P. Hebborn (2)            2004      183,333         0            153             0           602,100        0               0
President (7/1/02 -
6/25/03); CEO (7/1/02 -         2003      180,000     1,400            153             0                 0        0               0
1/15/03); and
 Chief Financial Officer        2002      160,500         0            102             0             6,000        0               0
(11/1/96 - 6/25/03)


C. Ross McKenrick (3)           2004       57,885       750             51             0                 0        0          10,961
Vice President Enginnering
until 4/9/04                    2003      125,000     1,100             63             0                 0        0               0

                                2002      120,000         0             42             0             2,000        0               0


Claire M. Iacobucci (4)         2004      117,417       250             60             0            52,100        0               0
Chief Financial Officer
from 6/25/03 - 4/1/05           2003       91,578       498              0             0                 0        0               0

                                2002       92,376         0              0             0                 0        0               0



(1)  Payment of group term life insurance premiums.

(2)  Mr. Hebborn has served as President and CEO of Nestor Traffic Systems, Inc. since April 1, 2003. The 2002 salary of
     Mr. Hebborn includes $39,000 of voluntary deferred compensation earned in 2002, which was paid in January 2003.

(3)  Mr. McKenrick joined the Company in July 2001 and was Vice President,  Engineering of Nestor Traffic Systems,  Inc.
     until April 9, 2004.

(4)  Ms. Iacobucci resigned from the Company as Chief Financial Officer on April 1, 2005.



OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table sets forth information concerning the grant of stock options to each of the Named Executive Officers in fiscal 2004. All of these options were granted under the Company's 2004 Stock Option Plan, as amended at exercise prices equal to the fair market value of the Common Stock on the grant dates. The options expire eight or ten years from their date of grant. Commission rules require the Company to show hypothetical gains that the Named Executive Officers would have for these options at the end of their terms. The Company calculated these gains assuming annual compound stock price appreciation of 5% and 10% from the date the option was originally granted to the end of the option term as required by Commission rules. THESE RATES OF STOCK PRICE APPRECIATION ARE NOT THE COMPANY'S ESTIMATE OR PROJECTION OF FUTURE STOCK PRICES.


                                                                                                 Potential Realizable
                                                                                                Value At Assumed Annual
                                                                                                 Rates of Stock Price
                                                                                                Appreciation for Option
                            Individual Grants in Last Fiscal Year                                       Term (1)
                            -------------------------------------                               -----------------------
                             Number of        % of Total
                             Securities      Options/SARs
                             Underlying       Granted To       Exercise or
                            Option/SARs      Employees in       Base Price     Expiration
Name                         Granted (2)      Fiscal Year        ($/Share)        Date          5%($)          10%($)
----                        -----------      -----------        ---------      ----------       -----          ------

William B. Danzell            500,000          17.0%              4.95          10/13/12      1,180,575      2,831,400

                              500,000          17.0%              4.95          10/13/14      1,556,775      3,945,150

                                2,100           0.1%              3.55            4/7/12          3,556          8,529
Nigel P. Hebborn              300,000          10.2%              4.95          10/13/12        708,345      1,689,840

                              300,000          10.2%              4.95          10/13/14        934,065      2,367,090

                                2,100           0.1%              3.55            4/7/12          3,556          8,529
Claire M. Iacobucci            50,000           1.7%              4.50           9/15/12        107,325        257,400

                                2,100           0.1%              3.55            4/7/12          3,556          8,529


(1)  The potential  realizable  value of a stock option is the product of (a) the difference  between (i) the product of the per-share market price at the time of grant and the sum of one plus the assumed rate of appreciation compounded annually  over the term of the stock option and (ii) the per-share  exercise  price of the stock option and (b) the number of securities underlying the stock options at the end of fiscal 2004.

(2)  Vesting of the options granted under the 2004 Stock Option Plan occurs on an annual pro rata basis over the term of three to five years from the date of grant. Options granted to Messrs. Danzell and Hebborn expiring in 2014 vest in three tranches based upon market price levels  attained by the Company's  Common Stock,  of which two tranches were realized during fiscal 2004.


AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL YEAR AND FISCAL  YEAR-END  OPTION
VALUES

The following table presents the value of exercised and unexercised options held by the named executives at fiscal year-end:

                                                                            Number of Securities            Value of Unexercised
                                                                           Underlying Unexercised       In-the-Money Options/SARs at
                                                                           Options/SARs at Fiscal           Fiscal Year-End ($)
                            Shares Acquired on      Value Realized        Year-End Exercisable (E)/         Exercisable (E)/
Name                             Exercise              ($)(1)                  Unexercisable (U)            Unexercisable (U)(2)
----                        ------------------      --------------        -------------------------     ----------------------------
William B. Danzell                    0                       0                 400,700 (E)                    $  922,590 (E)
                                                                                601,400 (U)                    $1,385,180 (U)

Nigel P. Hebborn                      0                       0                 259,548 (E)                    $  597,910 (E)
                                                                                363,800 (U)                    $  846,020 (U)

Claire M. Iacobucci                   0                       0                  11,850 (E)                    $   34,995 (E)
                                                                                 42,000 (U)                    $  118,450 (U)

C. Ross McKenrick                 2,000                  $5,600                       0                                 0


(1) Value realized is calculated based on the difference between the fair market value of the shares acquired and the prices of the exercised options on the date of exercise.

(2) Dollar value of unexercised in-the-money options is calculated based on the difference between the closing price of the Common Stock on the OTCBB Quotation System on December 31, 2004 ($7.25 per share) and the exercise prices of the options held.


SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS AT FISCAL YEAR-END


                                                                                Number of securities
                                                                               remaining available for
                                                                                future issuance under
                            Number of securities to      Weighted-average        equity compensation
                            be issued upon exercise     exercise price of         plans (excluding
                            of outstanding options,    outstanding options,    securities reflected in
                              warrants and rights      warrants and rights           column (a))
                              -------------------      -------------------     -----------------------

Equity compensation plans
approved by security
holders                            2,777,650                     $4.66                 1,697,500

Equity compensation plans
not approved by security
holders                                  ---                       ---                       ---
                                ------------                 ---------              ------------

          Total                    2,777,650                     $4.66                 1,697,500
                                ============                 =========              ============


EMPLOYMENT AGREEMENTS

EMPLOYMENT AGREEMENT WITH WILLIAM B. DANZELL. On October 13, 2004, Nestor, Inc. entered into an employment agreements with William B. Danzell. Mr. Danzell is the Chairman of the Board of Nestor and its President and Chief Executive Officer. The employment agreement provides that Mr. Danzell will be paid a base salary of not less than $250,000 per year and annual performance-based bonuses to be determined by Nestor's Compensation Committee. Mr. Danzell was also paid $75,000 for services performed without compensation when he was first elected chief executive officer and president.

The term of the employment agreement is through December 31, 2007 and automatically renews for an additional two year period unless Nestor elects not to renew the agreement. The employment agreement may be terminated by either party on 30 days' notice. If Nestor terminates Mr. Danzell's employment without Cause or Mr. Danzell resigns for Good Reason (each as defined in the agreement), then, subject to certain conditions, Nestor is obligated to pay Mr. Danzell severance equal to his base salary and bonus (based on then current year to date performance) for the remainder of the employment term and certain of his options (described below) vest immediately.

Pursuant to the employment agreement, on October 13, 2004, Nestor granted, under the terms of its 2004 Stock Incentive Plan, two options to purchase 500,000 shares of Nestor common stock, $.01 par value per share, to Mr. Danzell at an option exercise price of $4.95 per share. The first option becomes exercisable for 100,000 of the shares subject to the option on December 31, 2004, for 200,000 such shares on December 31, 2005 and for 200,000 such shares on December 31, 2006 and expires on October 13, 2012. The second option becomes exercisable on the earlier of (a) October 13, 2012 or (b) with respect to 100,000 shares, the first date on which Share Price (as defined in the agreement) equals or exceeds 117.5% of Share Price on October 13, 2004, with respect to 200,000 shares, the first date on which Share Price equals or exceeds 138.0625% of Share Price on October 13, 2004 and with respect to 200,000 shares, the first date on which Share Price equals or exceeds 162.2234375% of Share Price on October 13, 2004 and expires on October 12, 2014. The options are incentive stock option to the extent permitted under the Internal Revenue Code of 1986, as amended, with any amount in excess of permitted levels under the Code to be treated as a non-statutory stock option to the extent of such excess. The vesting of all of the options granted to Mr. Danzell accelerate if, following a Change in Control (as defined in the agreement), Nestor terminates Mr. Danzell's employment without Cause or Mr. Danzell resigns for Good Reason.

EMPLOYMENT AGREEMENT WITH NIGEL P. HEBBORN. On October 13, 2004, Nestor, Inc. entered into an employment agreement with Nigel P. Hebborn. Mr. Hebborn is Nestor's Executive Vice President and the CEO of Nestor Traffic Systems, Inc. The employment agreement provides that Mr. Hebborn will be paid a base salary of not less than $200,000 per year and annual performance-based bonuses to be determined by Nestor's Compensation Committee.

The term of the employment agreement is through December 31, 2007 and automatically renews for an additional two year period unless Nestor elects not to renew the agreement. The employment agreement may be terminated by either party on 30 days' notice. If Nestor terminates Mr. Hebborn's employment without Cause or Mr. Hebborn resigns for Good Reason (each as defined in the agreement), then, subject to certain conditions, Nestor is obligated to pay Mr. Hebborn severance equal to his base salary and bonus (based on then current year to date performance) for twelve months following such termination and certain of his options (described below) vest immediately.

Pursuant to the employment agreement, on October 13, 2004, Nestor granted, under the terms of its 2004 Stock Incentive Plan, two options to purchase 300,000 shares of Nestor common stock, $.01 par value per share, to Mr. Hebborn at an option exercise price of $4.95 per share. The first option becomes exercisable for 60,000 of the shares subject to the option on December 31, 2004, for 120,000 such shares on December 31, 2005 and for 120,000 such shares on December 31, 2006 and expires on October 13, 2012. The second option becomes exercisable on the earlier of (a) October 13, 2012 or (b) with respect to 60,000 shares, the first date on which Share Price (as defined in the agreement) equals or exceeds 117.5% of Share Price on October 13, 2004, with respect to 120,000 shares, the first date on which Share Price equals or exceeds 138.0625% of Share Price on October 13, 2004 and with respect to 120,000 shares, the first date on which Share Price equals or exceeds 162.2234375% of Share Price on October 13, 2004 and expires on October 12, 2014. The options are incentive stock option to the extent permitted under the Internal Revenue Code of 1986, as amended, with any amount in excess of permitted levels under the Code to be treated as a non-statutory stock option to the extent of such excess. The vesting of all of the options granted to Mr. Hebborn accelerate if, following a Change in Control (as defined in the agreement), Nestor terminates Mr. Hebborn's employment without Cause or Mr. Hebborn resigns for Good Reason.

PERFORMANCE GRAPH

Following is a chart comparing the cumulative total shareholder return on its Common Stock over a five-year period with the cumulative total shareholder return of (i) a broad equity market index, and (ii) a peer group comprising Nasdaq non-financial stocks with Standard Industrial Codes of 0100 through 5999 and 7000 through 9999.

                Comparison of Five-Year Cumulative Total Returns
                             Performance Report for
                                  Nestor, Inc.



              [OBJECT OMITTED: THE PRINTED GRAPH IS INCLUDED IN THE
                  FORM PROXY STATEMENT MAILED TO SHAREHOLDERS.]


CRSP Total
Returns Index for:    12/1999   12/2000   12/2001   12/2002   12/2003   12/2004
                      -------   -------   -------   -------   -------   -------
Nestor, Inc.           100.0     54.2      112.0      4.7       47.3     96.7

Nasdaq Stock Market
 (US Companies)        100.0     60.3       47.8     33.1       49.4     53.8

Nasdaq Non-Financial   100.0     58.3       44.6     29.1       44.6     48.1
 Stocks
SIC 0100-5999,
7000-9999 US & Foreign


Notes:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

C. If the monthy interval, based on the fiscal year -- end is not a trading day,the preceding trading day is used.

D.   The index level for all series was set to $100.0 on 12/31/1999.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock and any other equity securities of the Company. To the Company's knowledge, based solely upon a review of the forms, reports, and certificates furnished to the Company by such persons with respect to the fiscal year ended December 31, 2004, all such reports with respect to such fiscal year were filed on a timely basis with the following exceptions. Subsequent to her election as Chief Financial Officer, Claire M. Iacobucci was late in filing an initial statement of beneficial ownership. Each of George L. Ball, James S. Bennett, Albert H. Cox, Jr., Terry E. Fields, Robert G. Flanders, Jr., William J. Gilbane, Jr., David N. Jordan, and Donald R. Sweitzer was late in filing one statements of change in beneficial ownership. David N. Jordan was larte in filing one annual statement of changes in beneficial ownership.


STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

PROPOSALS TO BE INCLUDED IN THE PROXY STATEMENT. Under SEC rules, if a stockholder wants the Company to include a proposal in its proxy statement and form of proxy for presentation at its 2006 Annual Meeting of Stockholders, the proposal must be received by the Company, attention: Corporate Secretary, at our principal executive offices by January 2, 2006.

OTHER PROPOSALS (NOT TO BE INCLUDED IN THE PROXY STATEMENT). Under SEC rules, if a stockholder fails to provide notice of a proposal to be presented at the 2006 annual meeting to the Company by April 18, 2005, the proxies designated by the Board of Directors will have discretionary authority to vote on the proposal.


HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly provide a separate copy of either document to you if you contact Chief Financial Officer, Nestor, Inc., 400 Massasoit Avenue; Suite 200, East Providence, Rhode Island 02914, or telephone (401) 434-5522. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holders, or you may contact us.


The above notice and proxy statement are sent by order of the Board of Directors.



/s/ Benjamin M.  Alexander
----------------------------------------------
Benjamin M. Alexander
Vice President, General Counsel and Secretary

East Providence, Rhode Island
May 2, 2005

PROXY CARD
----------
                                  NESTOR, INC.

PROXY:  This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Nigel P. Hebborn and William B. Danzell, and each of them (with the full power of substitution), proxies for the undersigned to represent and to vote, as designated on this proxy card, all shares of Common Stock, par value $.01 per share, and all shares of Series B Convertible
Preferred Stock, par value $1.00 per share, of Nestor, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the annual meeting of the Company's stockholders to be held on June 23, 2005, and at any and all adjournment or postponement thereof.

The Board of Directors recommends a vote "FOR" all nominees listed in Proposal 1.

1. Election of Directors to serve for a term expiring at the next annual meeting of stockholders

Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

NOMINEES: George L.  Ball,  James S.  Bennett,  Albert H. Cox,  Jr.,  William B.
          Danzell, Terry E. Fields, Robert G. Flanders, Jr., William J. Gilbane, Jr., David N. Jordan and Donald R. Sweitzer

          FOR all nominees listed [ ]

          FOR all nominees listed except as noted below [ ]


          ------------------------------     ------------------------------


          ------------------------------     ------------------------------


          WITHHOLD AUTHORITY to vote for all nominees listed [ ]


The Board of Directors recommends a vote "FOR" Proposal 2.

2. Ratify the appointment of Carlin, Charron & Rosen, LLP as independent auditors of the Company for 2005.

          FOR [  ]           AGAINST [  ]               ABSTAIN [  ]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.


THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 and 2.

The undersigned hereby acknowledges receipt of a copy of the notice of the meeting of stockholders and of the related proxy statement.


PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.


SIGNATURE:
          ----------------------------------------------------------------------

PRINT
NAME/TITLE:
           ---------------------------------------------------------------------

DATE:
     ---------------------------------------------------------------------------

IMPORTANT: Please date and sign as your name appears above and return in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the stockholder is a corporation, the proxy should be signed in full corporate name by a duly authorized officer whose title is stated.